UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): December 7, 2017
PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54957
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2017, Plexus Corp. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of August 28, 2008 (the “Rights Agreement”), by and between the Company and the Rights Agent.

The Amendment added a new clause to Section 7(a) of the Rights Agreement that provides for, in addition to the Rights Agreement’s existing expiration events, the expiration of the related preferred share purchase rights (the “Rights”) at 12:01 a.m. Eastern Standard Time on the date on which the Company files its definitive proxy statement for its 2018 annual meeting of shareholders (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), and modified Exhibits B and C thereto accordingly.

The Company plans to file its Proxy Statement with the SEC on December 12, 2017. Therefore, the Rights issued pursuant to the Rights Agreement will expire and will no longer be outstanding, and the Rights Agreement will terminate, as of that time without any further action by the Company.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 is incorporated by reference herein.

Item 3.03	Material Modifications to the Rights of Security Holders.

The information contained in Item 1.01 is incorporated by reference herein. Further, as of the expiration of the Rights , such Rights will no longer trade with the Company’s common stock.

Item 9.01     Exhibits.

Exhibit No.	Description
4.1	Amendment, dated as of December 7, 2017, to the Rights Agreement, dated as of August 28, 2008, by and between Plexus Corp. and American Stock Transfer and Trust Company, LLC.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 12, 2017            PLEXUS CORP.
(Registrant)

By:	/s/ Angelo M. Ninivaggi Angelo M. Ninivaggi Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

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